UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust
  (Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
   (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:     December 31
Date of reporting period:  December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Permal Tactical Allocation Fund

Managed by PERMAL ASSET MANAGEMENT INC.
LEGG MASON GLOBAL ASSET ALLOCATION, LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Permal Tactical Allocation Fund

The Fund is managed as a tactical asset allocation program. The Fund seeks to provide total return in excess of a traditional 60/30/10 (equity/fixed income/cash) portfolio over the medium term.

What’s inside

Letter from the chairman	I
Fund overview	1
Fund at a glance	7
Fund expenses	8
Fund performance	10
Historical performance	11
Consolidated schedule of investments	12
Consolidated statement of assets and liabilities	14
Consolidated statement of operations	15
Consolidated statement of changes in net assets	16
Consolidated financial highlights	17
Notes to consolidated financial statements	22
Report of independent registered public accounting firm	30
Additional information	31
Important tax information	38

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Permal Asset Management Inc. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. LMPFA, Permal and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Over the course of the reporting period from the Fund’s inception on April 13, 2009 through December 31, 2009, market conditions improved. While the U.S. economy was weak at the beginning of the reporting period, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)[i] contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National

Legg Mason Permal Tactical Allocation Fund | I

Letter from the chairman continued

Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds rate[v] from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the reporting period. Looking back before the start of the reporting period, stock prices fell during the first two months of 2009. This was due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of 2009. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 31.90% during the period from April 13, 2009 through December 31, 2009.

Turning to the bond market, both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.96% and 2.96%, respectively, two- and ten-year Treasury yields moved in a fairly narrow range before moving sharply higher (and their prices lower) in June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the reporting period, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s

II | Legg Mason Permal Tactical Allocation Fund

massive stimulus program. In a reversal from 2008, investor risk aversion faded during the reporting period, driving spread sector (non-Treasury) prices higher. For the period from April 13, 2009 through December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.50%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid —sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

• Fund prices and performance,
• Market insights and commentaries from our portfolio managers, and
• A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Permal Tactical Allocation Fund | III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV | Legg Mason Permal Tactical Allocation Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund is managed as a tactical asset allocation program that seeks to provide a total return in excess of a traditional 60/30/10 (equity/fixed-income/cash) portfolio over the medium term. The Fund utilizes a fund-of-funds structure that combines our macroeconomic views (top-down) and fundamental fund selection (bottom-up). The Fund invests primarily in passive and actively managed vehicles, including, but not limited to Legg Mason and unaffiliated (i.e., third party) mutual funds, third-party closed-end funds, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).1 The flexible approach of the Fund allows investments in a wide variety of asset classes and regions, which spans global equity, fixed-income, cash equivalent and alternative investments. Alternatives may include asset classes such as commodities, infrastructure, currencies and hedge fund strategies. The result is a globally diversified multi-strategy, multi-asset class fund that we believe has the flexibility to take advantage of market opportunities, whenever and wherever they may arise.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period began on April 13, 2009 (Fund inception) which was during the initial stages of recovery from the worst financial crisis since the Great Depression. The second quarter of 2009 reflected many of the crosscurrents presently running through the economy. The equity markets rallied sharply, as investors felt a sense of relief that the acute phase of turmoil had been resolved and current stabilization would breed longer-term growth. Other risk assets rallied in similar fashion during the second quarter, as commodities and credit spreads moved from their March lows to a more normalized view of the world.

Activity in the third calendar quarter was clearly reflective of an environment which anticipated a better overall economic climate. Equity markets staged an impressive rally through the end of September, as second quarter results generally bested analyst estimates through effective cost-cutting measures, not limited to but including better inventory management and job cuts. Credit spread tightening was equally robust, as the initial snap-back witnessed in the second quarter found its own momentum well into the third quarter, driving spreads back to pre-Lehman levels. Volatility across asset classes also returned to a more normalized range not seen in over a year. The U.S. dollar began to find itself the focus of more intense scrutiny, as well. Large and growing budget deficits and the quantitative easing program of the Federal Reserve Board (“Fed”)i were key contributors to the dollar’s descent.

1

In choosing open-end funds for investment, the Fund will invest in Legg Mason-affiliated funds, rather than unaffiliated funds, when a Legg Mason-affiliated fund offers access to an asset class or employs a strategy which Permal wishes to utilize and, in Permal’s judgment, the Legg-Mason affiliated fund can accommodate the Fund’s investments.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 1

Fund overview continued

The fourth quarter sustained the gradual improvements witnessed in the third quarter. After a mixed start in October, the unrelenting demand for risky assets such as commodities, emerging markets and small-cap equities helped markets gain a foothold. Gold also benefited from a weak U.S. dollar. The U.S. markets set the pace on the back of more encouraging economic data such as positive industrial production and housing figures along with better-than-expected inflation data. Europe and the UK did not find the same consistency as U.S. markets over the quarter, enduring concerns over Greece and Spain hindering progress in the region. Japan continued on its anemic course, failing to be stirred by further promises of quantitative easing and hampered by continued yen strength. The U.S. dollar showed signs of life again after being beaten down for much of the year, prompting reversals in gold and other risk assets. The aforementioned improvements in the U.S. economy have seen the divergence between the dollar and the euro/yen grow wider. Developed market yield curvesii steepened toward the end of the fourth quarter with renewed concerns over supply and deteriorating fiscal situations. With front rates seemingly anchored at or near zero, the long end of the curve is more prone to reflect angst about both the quantity and quality of sovereign paper being issued.

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best opportunities wherever they arise. Through the end of the second calendar quarter, the Fund, relative to the 60/30/10 Compositeiii, was overweight fixed-income to pursue opportunities in several sub-sectors of the credit markets that were trading at distressed levels (high-yield, bank loans, etc.). The fixed-income investment grade market also looked attractive to us on a relative basis. Within the equity allocation, there was an overall underweight in comparison to the 60/30/10 Composite. On a country basis, the Fund had an overweight, relative to the MSCI World Indexiv, in Asia ex-Japan and emerging markets, as we believed these regions were most likely to benefit from global growth recovering. The Fund was underweight Europe and Japan. In the U.S., there was a bias to large-capitalization stocks and cyclical sectors like Materials and Information Technology.

In the third quarter of 2009, there continued to be, in our opinion, good risk-adjusted opportunities in the credit markets despite the tightening of credit spreads; therefore, relative to the 60/30/10 Composite, the Fund continued to be overweight fixed-income. The Fund moved up the credit quality spectrum, favoring investment grade credit and international fixed-income exposure. In equities, the Fund increased its Japan exposure due to relative valuation and potential political catalysts while keeping Europe underweight. The Fund maintained overweight positions to Asia ex-Japan and emerging markets.

2  | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

In the fourth quarter, corporate credit was reduced as the easy money had been made and specific credit selection became most important. In comparison to the Barclays Capital U.S. Aggregate Indexv, the Fund was underweight U.S. Treasuries and agency debt, and the overall fixed-income exposure had been reduced by year-end. In equities, emerging market and Asia ex-Japan exposure was reduced in favor of U.S. and Japan but still remained overweight. European equities remained a large underweight. The commodity allocation had a strong bias to precious metals as Asian and emerging markets growth was expected to drive strong demand for commodities.

Performance review

For the period from inception on April 13, 2009 through December 31, 2009, Class A shares of Legg Mason Permal Tactical Allocation Fund, excluding sales charges, returned 21.76%. The Fund’s unmanaged benchmarks, the MSCI World Index, the Barclays Capital U.S. Aggregate Index and the Citigroup 90-Day U.S. Treasury Bill Indexvi, returned 37.62%, 5.50% and 0.10%1, respectively, for the same period. The 60/30/10 Composite returned 23.89% over the same time frame. The Lipper Global Flexible Portfolio Funds Category Average2 returned 22.84% for the period from April 30, 2009 through December 31, 2009.

[1]	Return is for the period from April 30, 2009 through December 31, 2009.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from April 30, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 151 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report  | 3

Fund overview continued

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)

	6 MONTHS	SINCE FUND INCEPTION*

Legg Mason Permal Tactical Allocation Fund:
Class A	12.23%	21.76%
Class C	11.74%	21.03%
Class FI	12.15%	21.67%
Class I	12.35%	21.89%
Class IS	12.26%	21.88%
MSCI World Index	22.48%	37.62%
Barclays Capital U.S. Aggregate Index	3.95%	5.50%
Citigroup 90-Day U.S. Treasury Bill Index	0.07%	0.10%[1]
60/30/10 Composite	14.40%	23.89%
Lipper Global Flexible Portfolio Funds Category Average[2]	14.32%	22.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

*	The Fund’s inception date is April 13, 2009.

[1]	Return is for the period from April 30, 2009 through December 31, 2009.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 162 funds for the six-month period and among the 151 funds for the period from April 30, 2009 through December 31, 2009 in the Fund’s Lipper category, and excluding sales charges.

4  | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

TOTAL ANNUAL OPERATING EXPENSES † (unaudited)

As of the Fund’s most current prospectus dated April 13, 2009, the gross total operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.92%, 2.67%, 1.92%, 1.67% and 1.57%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets will not exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares until April 30, 2012. The expenses of the underlying funds are subject to these expense limitations.

Q. What were the leading contributors to performance?

A. In equities, the leading contributors to performance for the reporting period were two passively managed ETFs focused on emerging markets and Asia ex-Japan. Additionally, active management in U.S. equities proved rewarding as Legg Mason ClearBridge Aggressive Growth Fund and Legg Mason ClearBridge Appreciation Fund generated strong performance for the Fund. In fixed-income, investments in Western Asset Core Bond Portfolio and Western Asset High Yield Portfolio performed exceedingly well as credit spreads tightened in 2009. In commodities, investments in gold and platinum performed well on favorable supply/demand fundamentals.

Q. What were the leading detractors from performance?

A. The Fund’s main detractors for the reporting period were a silver ETF and two passively managed Japan equity ETFs. The investment in silver was made during the fourth quarter of 2009 and was hurt during the risk reversal in December when the U.S. dollar rally caused precious metals to sell off. The allocation to two Japanese equity ETFs (covering large- and small-cap equities) also detracted as the yen continued to strengthen and the political catalysts did not materialize.

Q. Were there any significant changes to the Fund during the reporting period?

A. At inception, the Fund had a strategic overweight to fixed-income relative to the 60/30/10 Composite. Within the fixed-income allocation, there was a strong tactical bias to overweight credit. As that tactical allocation played out favorably through the latter half of 2009, the fixed-income allocation was reduced in favor of equities and commodities but still remains overweight relative to the 60/30/10 Composite.

Since the Fund’s inception, turnover has been relatively modest. Fortunately, the few positions that were closed out were done so profitably. Specifically, we closed out a gold equity ETF after a strong rally in gold stocks, and, in December, we exited an investment grade bond ETF that we held since inception. Also, in fixed-income, we closed out a position in Legg Mason Western Asset Government

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report  | 5

Fund overview continued

Securities Fund as mortgage spreads tightened, and for a brief time in June we held a short-dated government bond ETF as we were concerned about a potential “flight to quality” trade returning after the markets’ initial recovery.

Thank you for your investment in Legg Mason Permal Tactical Allocation Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff	Alexander Pillersdorf
Co-Portfolio Manager	Co-Portfolio Manager
Permal Asset Management Inc.	Permal Asset Management Inc.

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in equity securities involves market risk. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may invest in hedge funds, private investments, commodities, foreign currencies, infrastructure investments, and real estate. These investments are speculative, may be illiquid, and involve substantial risks. Short selling may result in significant losses. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets.

Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and may have a potentially large impact on performance. There are additional risks and other expenses associated with investing in underlying funds rather than directly in portfolio securities. For instance, the underlying funds may borrow money to leverage their investments. Leverage may result in greater volatility of investment returns and may increase a shareholder’s risk of loss. In addition to the Fund’s operating expenses, shareholders will indirectly bear the operating expenses of the underlying funds. For example, shareholders will pay management fees of both the Fund and the underlying funds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index, 30% Barclays Capital U.S. Aggregate Index and 10% 90-Day Treasury Bill Index.

iv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury Bills.

6  | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

Fund at a glance (unaudited)

LEGG MASON PERMAL TACTICAL ALLOCATION FUND BREAKDOWN (%) As of December 31, 2009†:

% of Total Long-Term Investments	Top 5 Sectors

8.2 Legg Mason Partners Equity	Information Technology
Trust - Legg Mason ClearBridge	Financials
Appreciation Fund, Class IS	Industrials
Shares	Consumer Staples
Energy

8.0 Western Asset Funds, Inc. -	Corporate Bonds and Notes
Western Asset Core Bond	U.S. Government Agency
Portfolio, Institutional Select	Mortgage-Backed Securities
Class Shares	U.S. Government and Agency
Obligations
Mortgage-Backed Securities
Yankee Bonds

8.0 Legg Mason Charles Street	Foreign Government Obligations
Trust, Inc. - Legg Mason Global	Corporate Bonds and Notes
Opportunities Bond Fund,	Mortgage-Backed Securities
Class IS Shares	U.S. Government and Agency
Obligations
Yankee Bonds

5.0 iShares Trust - iShares	Consumer Discretionary
MSCI Japan Index Fund	Industrials
Financials
Information Technology
Materials

5.0 iShares Trust - iShares	U.S. Treasury
Barclays TIPS Bond Fund	Short-Term Securities

4.3 Legg Mason Partners Equity	Health Care
Trust - Legg Mason ClearBridge	Energy
Aggressive Growth Fund,	Consumer Discretionary
Class IS Shares	Information Technology
Industrials

4.2 The Royce Fund - Royce	Industrial Products
Special Equity Fund,	Consumer Products
Institutional Class Shares	Technology
Health
Natural Resources

4.1 Calamos Investment Trust -	Information Technology
Calamos Convertible Fund,	Energy
Class I Shares	Health Care
Materials
Financials

4.1 John Hancock Funds ll -	Media
John Hancock Floating Rate	Health Care Providers & Services
Income Fund, Class I Shares	Hotels, Restaurants & Leisure
Diversified Telecommunication
Services
Diversified Financial Services

4.1 Legg Mason Partners Income	Collateralized Mortgage
Trust - Legg Mason Western	Obligations
Asset Adjustable Rate Income	U.S. Government and Agency
Fund, Class I Shares	Obligations
Corporate Bonds and Notes
Asset-Backed Securities
Collateralized Senior Loans

% of Total Long-Term Investments	Top 5 Sectors

4.0 Legg Mason Partners	Corporate Bonds & Notes
Income Trust - Legg Mason	Collateralized Mortgage
Western Asset Short-Term	Obligations
Bond Fund, Class I Shares	Asset-Backed Securities
U.S. Government & Agency
Obligations
Mortgage-Backed Securities

4.0 Select Sector SPDR® -	Consumer Staples
Consumer Staples Select
Sector SPDR Fund

4.0 Select Sector SPDR® - Utilities	Utilities
Select Sector SPDR® Fund

3.1 Legg Mason Global Trust	Financials
Inc. - Legg Mason Batterymarch	Industrials
International Equity Trust,	Materials
Class IS Shares	Consumer Staples
Consumer Discretionary

3.0 The Royce Fund - Royce	Natural Resources
Value Fund, Institutional	Consumer Products
Class Shares	Technology
Industrial Services
Industrial Products

3.0 Rydex Series Funds -	Energy
Managed Futures Strategy	Grains
Fund, H-Class Shares	Precious Metals
Livestock
Industrial Metals

2.9 SPDR® Gold Trust -	Gold
SPDR® Gold Shares

2.7 ProShares Trust - ProShares	U.S. Treasury
Ultra Short 20+ Year Treasury

2.6 iShares Trust - iShares MSCI	Financials
Emerging Markets Index Fund	Information Technology
Energy
Materials
Telecommunication Services

2.5 iShares Trust - iShares MSCI	Financials
Pacific ex-Japan Index Fund	Materials
Industrials
Consumer Staples
Energy

2.1 Western Asset Funds, Inc. -	Corporate Bonds and Notes
Western Asset High Yield Portfolio,	Yankee Bonds
Institutional Select Class Shares	Loan Participations and
Assignments
Common Stocks and Equity
Interests
Preferred Stocks

2.0 ETFS Securities -	Precious Metal
ETFS Physical Platinum

1.9 iShares Silver Trust	Silver

1.9 PowerShares DB Commodity	Crude Oil
Index Tracking Fund	Heating Oil
Gasoline
Gold
Corn

1.8 Market Vectors ETF Trust -	Agricultural Chemicals
Market Vectors Agribusiness ETF	Agriproduct Operations
Agricultural Equipment
Livestock Operations
Ethanol/Biodiesel

1.7 Power Shares QQQ TrustSM,	Information Technology
Series 1	Health Care
Consumer Discretionary
Industrials
Telecommunication Services

1.0 Legg Mason Partners	Certificates of Deposit
Institutional Trust - Western	Commercial Paper
Asset / CitiSM Institutional	Time Deposits
Liquid Reserves, Class A	U.S. Government Agencies
Shares	Certificates of Deposit (Euro)

0.8 SPDR® Index Shares Funds -	Industrials
SPDR® Russell/Nomura Small	Consumer Discretionary
CapTM Japan ETF	Financials
Information Technology
Materials

† Subject to change at any time

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report  |  7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the period ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[4]

Class A	12.23%	$1,000.00	$1,122.30	1.17%	$6.26
Class C	11.74	1,000.00	1,117.40	1.92	10.25
Class FI	12.15	1,000.00	1,121.50	1.18	6.31
Class I	12.35	1,000.00	1,123.50	0.92	4.92
Class IS	12.26	1,000.00	1,122.60	0.93	4.98

[1]	For the six months ended December 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the underlying funds in which the Fund invests.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8  |  Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[3]

Class A	5.00%	$1,000.00	$1,019.31	1.17%	$5.96
Class C	5.00	1,000.00	1,015.53	1.92	9.75
Class FI	5.00	1,000.00	1,019.26	1.18	6.01
Class I	5.00	1,000.00	1,020.57	0.92	4.69
Class IS	5.00	1,000.00	1,020.52	0.93	4.74

[1]	For the six months ended December 31, 2009.

[2]	The expense ratios do not include expenses of the underlying funds in which the Fund invests.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1,2]
	WITHOUT SALES CHARGES[3]

	CLASS A	CLASS C	CLASS FI	CLASS I	CLASS IS

Inception* through 12/31/09	21.76%	21.03%	21.67%	21.89%	21.88%

	WITH SALES CHARGES[4]

	CLASS A	CLASS C	CLASS FI	CLASS I	CLASS IS

Inception* through 12/31/09	14.73%	20.03%	21.67%	21.89%	21.88%

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[3]

Class A (Inception date of 4/13/09 through 12/31/09)	21.76%
Class C (Inception date of 4/13/09 through 12/31/09)	21.03
Class FI (Inception date of 4/13/09 through 12/31/09)	21.67
Class I (Inception date of 4/13/09 through 12/31/09)	21.89
Class IS (Inception date of 4/13/09 through 12/31/09)	21.88

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]	Not annualized.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to C shares.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

10 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, C, FI, I AND IS SHARES OF LEGG MASON PERMAL TACTICAL ALLOCATION FUND VS. MSCI WORLD INDEX, BARCLAYS CAPITAL U.S. AGGREGATE INDEX, CITIGROUP 90-DAY U.S. TREASURY BILL INDEX AND 60/30/10 COMPOSITE† — April 13, 2009 - December 2009

†

Hypothetical illustration of $10,000 invested in Class A, C, FI, I and IS shares of Legg Mason Permal Tactical Allocation Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and a CDSC of 1.00% for Class C shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury Bills. The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index, 30% Barclays Capital U.S. Aggregate Index and 10% 90-Day Treasury Bill Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Citigroup 90-Day Treasury Bill Index is as of month end 4/30/09.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 11

Consolidated schedule of investments
 December 31, 2009

LEGG MASON PERMAL TACTICAL ALLOCATION FUND
SHARES	DESCRIPTION	VALUE

INVESTMENTS IN UNDERLYING FUNDS — 96.9%

78,619	Calamos Investment Trust - Calamos Convertible Fund, Class I Shares	$1,392,337
4,565	ETFS Securities - ETFS Physical Platinum*	659,962
39,335	iShares Silver Trust*	651,781
	iShares Trust:
16,120	iShares Barclays TIPS Bond Fund	1,674,868
21,010	iShares MSCI Emerging Markets Index Fund	871,915
174,650	iShares MSCI Japan Index Fund	1,701,091
20,240	iShares MSCI Pacific ex-Japan Index Fund	837,329
146,765	John Hancock Funds II - John Hancock Floating Rate Income Fund,
	Class I Shares	1,382,526
268,270	Legg Mason Charles Street Trust, Inc. - Legg Mason Global
	Opportunities Bond Fund, Class IS Shares(a)	2,714,896
83,887	Legg Mason Global Trust, Inc. - Legg Mason Batterymarch
	International Equity Trust, Class IS Shares(a)	1,034,323
	Legg Mason Partners Equity Trust:
15,129	Legg Mason ClearBridge Aggressive Growth Fund,
	Class IS Shares(a)*	1,435,119
224,874	Legg Mason ClearBridge Appreciation Fund, Class IS Shares(a)	2,768,204
	Legg Mason Partners Income Trust:
168,137	Legg Mason Western Asset Adjustable Rate Income Fund,
	Class I Shares(a)	1,380,404
367,127	Legg Mason Western Asset Short-Term Bond Fund, Class I Shares(a)	1,358,370
339,100	Legg Mason Partners Institutional Trust - Western Asset / CitiSM
	Institutional Liquid Reserves, Class A Shares(a)	339,100
13,750	Market Vectors ETF Trust - Market Vectors Agribusiness ETF	602,112
25,425	PowerShares DB Commodity Index Tracking Fund*	625,964
12,210	PowerShares QQQ TrustSM, Series 1	560,683
18,380	ProShares Trust - ProShares UltraShort 20+ Year Treasury*	919,000
37,785	Rydex Series Funds - Managed Futures Strategy Fund, H-Class Shares*	1,013,007
9,200	SPDR® Gold Trust - SPDR® Gold Shares	987,252
7,240	SPDR® Index Shares Funds - SPDR® Russell/Nomura Small CapTM Japan ETF	269,328
	The Royce Fund:
80,939	Royce Special Equity Fund, Institutional Class Shares(a)	1,411,569
100,968	Royce Value Fund, Institutional Class Shares(a)*	1,026,843
	Select Sector SPDR®:
51,190	Consumer Staples Select Sector SPDR® Fund	1,354,999
43,400	Utilities Select Sector SPDR® Fund	1,345,400
	Western Asset Funds, Inc.:
255,521	Western Asset Core Bond Portfolio, Institutional Select Class Shares(a)	2,716,192
85,817	Western Asset High Yield Portfolio, Institutional Select Class Shares(a)	719,143

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE
	SHORT-TERM INVESTMENT (Cost — $32,221,357)	33,753,717

See Notes to Financial Statements.

12 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

LEGG MASON PERMAL TACTICAL ALLOCATION FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 3.2%

	Repurchase Agreement — 3.2%
$1,131,000	State Street Bank & Trust Co., dated 12/31/09, 0.000% due 1/4/10;
	Proceeds at maturity — $1,131,000; (Fully collateralized by U.S.
	Treasury Bills, 0.000% due 7/1/10; Market value — $1,153,845)
	(Cost — $1,131,000)	$1,131,000

	TOTAL INVESTMENTS — 100.1% (Cost — $33,352,357#)	34,884,717

	Liabilities in Excess of Other Assets — (0.1)%	(32,466)

	TOTAL NET ASSETS — 100.0%	$34,852,251

*	Non-income producing security.

(a)	Underlying Fund is affiliated with Legg Mason, Inc.

#	Aggregate cost for federal income tax purposes is $33,378,376.

Abbreviation used in this schedule:
SPDR® — Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 13

Consolidated statement of assets and liabilities
December 31, 2009

ASSETS:
Investments in affiliated Underlying Funds, at cost	$16,033,124
Investments in unaffiliated Underlying Funds, at cost	17,319,233
Investments in affiliated Underlying Funds, at value	16,904,163
Investments in unaffiliated Underlying Funds, at value	17,980,554
Cash	291,484
Receivable for Fund shares sold	896,849
Receivable from investment manager	34,949
Dividends receivable from unaffiliated Underlying Funds	3,688
Dividends receivable from affiliated Underlying Funds	2,809
Receivable for securities sold	278
Prepaid expenses	14,307

Total Assets	36,129,081

LIABILITIES:
Payable for securities purchased	1,097,367
Payable for Fund shares repurchased	74,333
Distribution fees payable	9,674
Distributions payable	1,840
Trustees’ fees payable	106
Accrued expenses	93,510

Total Liabilities	1,276,830

TOTAL NET ASSETS	$34,852,251

NET ASSETS:
Par value (Note 7)	$26
Paid-in capital in excess of par value	33,283,211
Overdistributed net investment income	(27,518)
Accumulated net realized gain on sale of Underlying Funds and capital gain
distributions from Underlying Funds	64,172
Net unrealized appreciation on Underlying Funds	1,532,360

TOTAL NET ASSETS	$34,852,251

Shares Outstanding:
Class A	1,285,016
Class C	617,634
Class FI	8,937
Class I	630,918
Class IS	8,960
Net Asset Value:
Class A (and redemption price)	$13.66
Class C*	$13.68
Class FI (and redemption price)	$13.65
Class I (and redemption price)	$13.64
Class IS (and redemption price)	$13.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.49

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

Consolidated statement of operations
For the Period Ended December 31, 2009†

INVESTMENT INCOME:
Income distributions from affiliated Underlying Funds	$257,060
Income distributions from unaffiliated Underlying Funds	178,970
Short-term capital gain distributions from affiliated Underlying Funds	9,355
Interest	30

Total Investment Income	445,415

EXPENSES:
Offering costs	326,175
Shareholder reports (Note 5)	97,606
Organization fees	94,500
Investment management fee (Note 2)	67,204
Legal fees	55,202
Distribution fees (Notes 2 and 5)	34,538
Audit and tax	27,000
Custody fees	10,146
Transfer agent fees (Note 5)	6,355
Registration fees	4,083
Insurance	1,551
Trustees’ fees	757
Miscellaneous expenses	3,335

Total Expenses	728,452
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(599,338)

Net Expenses	129,114

NET INVESTMENT INCOME	316,301

REALIZED AND UNREALIZED GAIN ON UNDERLYING FUNDS, SALE OF UNDERLYING FUNDS, AND CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS (NOTES 1 AND 3):
Net Realized Gain From:
Sale of affiliated Underlying Funds	63,022
Sale of unaffiliated Underlying Funds	148,156
Capital gain distributions from affiliated Underlying Funds	1,596

Net Realized Gain	212,774

Change in Net Unrealized Appreciation/Depreciation From:
Affiliated Underlying Funds	871,039
Unaffiliated Underlying Funds	661,321

Change in Net Unrealized Appreciation/Depreciation	1,532,360

NET GAIN ON UNDERLYING FUNDS, SALE OF UNDERLYING FUNDS, AND CAPITAL GAIN
DISTRIBUTIONS FROM UNDERLYING FUNDS	1,745,134

INCREASE IN NET ASSETS FROM OPERATIONS	$2,061,435

†	For the period April 9, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 15

Consolidated statement of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31,†	2009

OPERATIONS:
Net investment income	$316,301
Net realized gains	212,774
Change in net unrealized appreciation/depreciation	1,532,360

Increase in Net Assets From Operations	2,061,435

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(450,002)
Net realized gains	(120,993)

Decrease in Net Assets From Distributions to Shareholders	(570,995)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	36,658,443
Reinvestment of distributions	398,580
Cost of shares repurchased	(3,695,212)

Increase in Net Assets From Fund Share Transactions	33,361,811

INCREASE IN NET ASSETS	34,852,251

NET ASSETS:
Beginning of period	—
End of period*	$34,852,251

*Includes overdistributed net investment income of:	$(27,518)

†	For the period April 9, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.

16 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

Consolidated financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]

NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME FROM OPERATIONS:
Net investment income	0.28
Net realized and unrealized gain	2.24

Total income from operations	2.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)
Net realized gains	(0.06)

Total distributions	(0.26)

NET ASSET VALUE, END OF PERIOD	$13.66

Total return[3]	21.76%

NET ASSETS, END OF PERIOD (000s)	$17,548

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	7.61%
Net expenses[4,5,6,7]	1.16
Net investment income[5]	2.89

PORTFOLIO TURNOVER RATE	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.08%. Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class A shares will not exceed 1.75% until April 30, 2012. The expense limitation takes into account the Underlying Funds expense ratios.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 17

Consolidated financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]

NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME FROM OPERATIONS:
Net investment income	0.28
Net realized and unrealized gain	2.15

Total income from operations	2.43

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)
Net realized gains	(0.06)

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$13.68

Total return[3]	21.03%

NET ASSETS, END OF PERIOD (000s)	$8,452

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	5.49%
Net expenses[4,5,6,7]	1.91
Net investment income[5]	2.91

PORTFOLIO TURNOVER RATE	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.35%. Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class C shares will not exceed 2.50% until April 30, 2012. The expense limitation takes into account the Underlying Funds expense ratios.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2009[2]

NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME FROM OPERATIONS:
Net investment income	0.23
Net realized and unrealized gain	2.28

Total income from operations	2.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)
Net realized gains	(0.06)

Total distributions	(0.26)

NET ASSET VALUE, END OF PERIOD	$13.65

Total return[3]	21.67%

NET ASSETS, END OF PERIOD (000s)	$122

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	10.04%
Net expenses[4,5,6,7]	1.15
Net investment income[5]	2.39

PORTFOLIO TURNOVER RATE	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.99%. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class FI shares will not exceed 1.75% until April 30, 2012. The expense limitation takes into account the Underlying Funds expense ratios.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 19

Consolidated financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]

NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME FROM OPERATIONS:
Net investment income	0.36
Net realized and unrealized gain	2.17

Total income from operations	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)
Net realized gains	(0.06)

Total distributions	(0.29)

NET ASSET VALUE, END OF PERIOD	$13.64

Total return[3]	21.89%

NET ASSETS, END OF PERIOD (000s)	$8,608

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	6.16%
Net expenses[4,5,6,7]	0.91
Net investment income[5]	3.75

PORTFOLIO TURNOVER RATE	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class I shares will not exceed 1.50% until April 30, 2012. The expense limitation takes into account the Underlying Funds expense ratios.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2009[2]

NET ASSET VALUE, BEGINNING OF PERIOD	$11.40

INCOME FROM OPERATIONS:
Net investment income	0.25
Net realized and unrealized gain	2.28

Total income from operations	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)
Net realized gains	(0.06)

Total distributions	(0.29)

NET ASSET VALUE, END OF PERIOD	$13.64

Total return[3]	21.88%

NET ASSETS, END OF PERIOD (000s)	$122

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	9.79%
Net expenses[4,5,6,7]	0.90
Net investment income[5]	2.63

PORTFOLIO TURNOVER RATE	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and incentive or performance-based fees of underlying funds, to average net assets of Class IS shares will not exceed 1.50% until April 30, 2012. The expense limitation takes into account the Underlying Funds expense ratios.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 21

Notes to consolidated financial statements

1. Organization and significant accounting policies

Legg Mason Permal Tactical Allocation Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund may invest directly in fixed income, indexed or other performance-related instruments (including exchange-traded notes (“ETNs”)), equity securities, forwards and derivatives. However, while authorized to invest directly, most of the Fund’s long or short exposure to asset classes will be achieved indirectly through investments in a combination of intermediary securities such as open-end (including exchange-traded funds (“ETFs”)), and closed-end funds as well as funds that are commonly referred to as hedge funds.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Tactical Allocation Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

22 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Investments in
Underlying Funds†	$33,753,717	—	—	$33,753,717
Short-term investments†	—	$1,131,000	—	1,131,000

Total investments	$33,753,717	$1,131,000	—	$34,884,717

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 23

Notes to consolidated financial statements continued

repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

24 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

During the current period, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN CAPITAL

(a)	$78,574	—	$(78,574)
(b)	27,609	$(27,609)	—

(a)	Reclassifications are primarily due to a non-deductible 12b-1 fees and non-deductible offering costs.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Permal Asset Management Inc. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. LMPFA, Permal and LMGAA are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except, in certain cases, for the management of cash and short-term instruments. For its services, LMPFA pays Permal a subadvisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

During the period ended December 31, 2009, the Fund’s Class A, C, FI, I and IS shares had contractual expense limitations in place of 1.75%, 2.50%, 1.75%, 1.50%, and 1.50%, respectively, of the average daily net assets of each class. Taxes, extraordinary expenses, incentive or performance-based fees of underlying funds and brokerage commissions (including brokerage commissions paid on purchases and sales of closed-end funds, ETFs, ETNs and other assets) are excluded from this waiver/reimbursement agreement. Management has contractually agreed to cap expenses on all classes until April 30, 2012. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 25

Notes to consolidated financial statements continued

most recent prospectus) of the class of shares of each Underlying Fund held by a Fund, weighted in proportion to each Fund’s investment allocation among the Underlying Funds.

During the period ended December 31, 2009, LMPFA waived and/or reimbursed expenses in the amount of $599,338.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2009, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the period ended December 31, 2009, there were no CDSCs paid to LMIS and its affiliates.

Certain officers and one Trustee of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3. Investments

During the period ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$43,667,911
Sales	11,657,414

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,579,200
Gross unrealized depreciation	(72,859)

Net unrealized appreciation	$1,506,341

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

26 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

During the period ended December 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Distribution fees are accrued daily and paid monthly.

For the period ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES†	TRANSFER AGENT FEES†	SHAREHOLDER REPORTS EXPENSES*

Class A	$16,120	$4,936	$11,263
Class C	18,213	933	274
Class FI	205	104	245
Class I	—	278	259
Class IS	—	104	245

Total	$34,538	$6,355	$12,286

†	For the period April 9, 2009 (commencement of operations) to December 31, 2009.

*	For the period April 9, 2009 through September 18, 2009. Subsequent to September 18, 2009 these expenses were accrued as common fund expenses.

For the period ended December 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS*

Class A	$419,379
Class C	65,136
Class FI	7,402
Class I	100,016
Class IS	7,405

Total	$599,338

*	For the period April 9, 2009 (commencement of operations) to December 31, 2009.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report  | 27

Notes to consolidated financial statements continued

6. Distributions to shareholders by class

PERIOD ENDED DECEMBER 31, 2009†

Net Investment Income:
Class A	$245,522
Class C	56,790
Class FI	1,733
Class I	143,917
Class IS	2,040

Total	$450,002

Net Realized Gains:
Class A	$70,444
Class C	28,230
Class FI	531
Class I	21,258
Class IS	530

Total	$120,993

†          For the period April 9, 2009 (commencement of operations) to December 31, 2009.

7. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	PERIOD ENDED DECEMBER 31, 2009†

	SHARES	AMOUNT

Class A
Shares sold	1,516,030	$19,650,588
Shares issued on reinvestment	12,506	171,626
Shares repurchased	(243,520)	(3,328,685)

Net increase	1,285,016	$16,493,529

28 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

	PERIOD ENDED DECEMBER 31, 2009†

	SHARES	AMOUNT

Class C
Shares sold	629,895	$8,443,850
Shares issued on reinvestment	4,194	57,563
Shares repurchased	(16,455)	(219,240)

Net increase	617,634	$8,282,173

Class FI
Shares sold	8,772	$100,000
Shares issued on reinvestment	165	2,264

Net increase	8,937	$102,264

Class I
Shares sold	629,963	$8,364,005
Shares issued on reinvestment	12,008	164,557
Shares repurchased	(11,053)	(147,287)

Net increase	630,918	$8,381,275

Class IS
Shares sold	8,772	$100,000
Shares issued on reinvestment	188	2,570

Net increase	8,960	$102,570

†	For the period April 9, 2009 (commencement of operations) to December 31, 2009.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, was as follows:

2009

Distributions Paid From:
Ordinary income	$570,995

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$82,331
Undistributed long-term capital gains - net	1,596

Total undistributed earnings	$83,927

Other book/tax temporary differences(a)	(21,254)
Unrealized appreciation/(depreciation)(b)	1,506,341

Total accumulated earnings/(losses) - net	$1,569,014

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of investments and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Permal Tactical Allocation Fund 2009 Annual Report | 29

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Permal Tactical Allocation Fund as of December 31, 2009, and the related statements of operations, changes in net assets and the financial highlights for the period from April 9, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the investee funds’ transfer agent and custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Permal Tactical Allocation Fund as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 9, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2010

30 | Legg Mason Permal Tactical Allocation Fund 2009 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Permal Tactical Allocation (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None

Legg Mason Permal Tactical Allocation Fund  |  31

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
ROBERT M. FRAYN, JR.*
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None

32  |  Legg Mason Permal Tactical Allocation Fund

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None

Legg Mason Permal Tactical Allocation Fund  |  33

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee

Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Fund (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years

President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

34  |  Legg Mason Permal Tactical Allocation Fund

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	54
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO. Travelers Investment Adviser, Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	134
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Market Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason Permal Tactical Allocation Fund  |  35

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006);Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

36  |  Legg Mason Permal Tactical Allocation Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Permal Tactical Allocation Fund  |  37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2009:

Record date:	12/9/2009	12/29/2009
Payable date:	12/10/2009	12/30/2009
Ordinary income:
Qualified dividend income for individuals	20.28%	20.28%
Dividends qualilfying for the dividends
received deduction for corporations	10.02%	10.02%

Please retain this information for your records.

38  |  Legg Mason Permal Tactical Allocation Fund

Legg Mason Permal Tactical Allocation Fund

Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.*
R. Jay Gerken, CFA
   Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome K. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager
Legg Mason Partners Fund
Advisor, LLC

Subadvisers
Legg Mason Global Asset
Allocation, LLC

Permal Asset Management Inc.

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust
Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered
public accounting firm
KPMG LLP
345 Park Avenue
New York, New York 10154

*Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Permal Tactical Allocation Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PERMAL TACTICAL ALLOCATION FUND Legg Mason Funds 55 Water Street New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Permal Tactical Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC Member FINRA, SIPC PRML012193 2/10 SR10-1024

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $310,850 in 2008 and $51,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $21,900 in 2008 and $5,475 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,213 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for Legg Mason Partners Equity Trust were $0 in 2008 and $0 in 2009.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	March 2, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	March 2, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	March 2, 2010